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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 25, 1999

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact Name of Registrant)


         Delaware                              333-56081                      52-1495132
------------------------------        -------------------------------     ----------------------
(State or other jurisdiction            (Commission File Number)           (IRS Employer
of incorporation)                                                          Identification No.)

          343 Thornall Street, Edison, NJ                         08837
          -----------------------------------------------      ------------
          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600


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Item 5.  Other Events:

         On or about August 25, 1999, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1999-S1, Series 1999-S2, Series 1999-S3, Series 1999-S4, Series 1999-S5, Series 1999-S6, Series 1999-S7, Series 1999-S8, Series 1999-S9, Series 1999-S10, Series 1999-AS1 and Series 1999-AS2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Reports with respect to the August 25, 1999 distribution

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 1, 1999

                                        THE CHASE MANHATTAN BANK,
                                        As Paying Agent, on behalf of Chase
                                        Mortgage Finance Corp.

                                        By: /s/ Andrew M. Cooper
                                        -----------------------------------
                                        Name:    Andrew M. Cooper
                                        Title:   Trust Officer


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                                        INDEX TO EXHIBITS
                                        ----------------------------

Exhibit No.                             Description
---------------                         -----------------
20.1                                    Monthly Reports with respect to the
                                        distribution to certificateholders on
                                        August 25, 1999.